Financial Results First Quarter 2023 Exhibit 99.2

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “build,” “believe,” “continue,” “could,” “estimate,” “expand,” “expect,” “growth,” “help,” “may,” “opportunities,” “pending,” “plan,” “position,” “preliminary,” “project,” “remain,” “should,” “thereafter,” “well-positioned,” “will,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers: general economic conditions, whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, SBA, and franchise finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted noninterest income, adjusted noninterest expense, adjusted noninterest expense to average assets, adjusted income before income taxes, adjusted income tax provision, adjusted net income and adjusted diluted earnings per share are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 2

Addressing Recent Market Events Deposits  Deposits grew by $181 million, or 5.3%, from 4Q22 and have increased $135 million, or 3.7% in April Uninsured Deposits  26% of total deposits at quarter end  19% after adjusting for insured / collateralized public funds and other deposits under contractual agreements Liquidity  Despite market volatility, no additional borrowings from the FHLB or Federal Reserve  On-balance sheet liquidity remains strong Office CRE Exposure  Less than 1% of total loan balances  Limited primarily to suburban and medical offices Unrealized Losses in HTM Securities Portfolio  Total unrealized losses represent 13.3% of tangible shareholders’ equity at quarter end  Capital ratios, adjusted for all unrealized securities losses, remain well above regulatory minimum requirements 3

First Quarter 2023 Highlights  Net loss of $1.3 million; diluted loss per share of $0.14  Net loss impacted by a $4.7 million partial charge-off related to one C&I loan and net pre-tax costs of $3.0 million related to the previously announced mortgage exit 4  NIM of 1.76% and FTE NIM of 1.89%1  AEA yields up 29 bps from 4Q22 while IBL costs increased 65 bps  Total portfolio loan balances increased 3.1% from 4Q22  Total deposits increased 5.3% from 4Q22 and have increased 3.7% in April  Capital position is solid  TCE / TA of 7.47%1; CET1 ratio of 10.35%  SBA loan sales contributed $4.1 million of fee revenue  Overall asset quality remained strong with NPAs to total assets of 0.24%  TBV per share $39.43  Repurchased 161,691 shares under authorized repurchase program 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix  Adjusted net income of $4.8 million1; adjusted diluted EPS of $0.531  Operating expenses declined 3.3% over 4Q22  Growth in CDs and brokered deposits offset decline in money market balances

Loan Portfolio Overview  Total loan portfolio balances increased 3.1% from 4Q22  Commercial loan balances increased $88.7 million, or 3.3%, compared to 4Q22  Consumer loan balances increased $23.1 million, or 3.1%, compared to 4Q22  1Q23 funded portfolio loan origination yields were up 161 bps from 4Q22  Office exposure, consisting primarily of suburban and medical, was less than 1.0% of total loan balances 5 Loan Portfolio Mix1 1 Percentages may not add up to 100% due to rounding 2 Includes commercial and industrial and owner-occupied commercial real estate balances Dollars in millions 2 11% 10% 10% 10% 9% 9% 16% 16% 11% 8% 7% 12%3% 9% 1% 2% 4% 4% 4% 2% 4% 11% 17% 13% 8% 22% 26% 24% 20% 21% 18% 38% 34% 34% 31% 30% 27% 2% 2% 2% 4% 6% 8% 9% 7% 6% 6% 6% 5% $2,091.0 $2,716.2 $2,963.5 $3,059.2 $2,887.7 $3,499.4 $3,609.5 2017 2018 2019 2020 2021 2022 1Q23 Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer 5% 27% 8% 17% 7% 4% 12% 11% 9%

$1,410.5 39% $900.4 25% $406.1 11% $198.7 6% $82.4 2% $624.2 17% Consumer Small Business Commercial Public Funds BaaS Brokered $140.5 4% $351.6 10% $32.8 1%$254.0 7% $1,000.0 28% $82.4 2% $1,170.1 32% $590.6 18% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates of deposits Brokered deposits Deposit Composition 6  Total deposits increased $181.0 million, or 5.3%, from 4Q22 and are up 12.6% from 1Q22  Diversified deposit base comprised of a combination of consumer, small business, commercial and public funds  Deposit base is further diversified by product type among checking, money market/savings and CDs  Larger balance deposit retention enhanced by IntraFi’s ICS reciprocal deposit product 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds 1 Deposits by Customer Type - 3/31/23 Dollars in millions Total Deposits - $3.6B as of 3/31/23 Dollars in millions Average Balance (Dollars in thousands) $46.6 $104.9 $283.8 $2,091.3 $56.6

Uninsured Deposit Balances 7  Estimated uninsured deposit balances represent 26% of total deposits, down from 33% at 4Q22 – Decrease driven primarily by decline in money market balances, conversions to ICS reciprocal deposits and drawdowns on construction-related noninterest-bearing balances  Uninsured balances include Indiana-based municipal deposits which are insured by the Indiana Board for Depositories and neither require collateral nor are reported as “Preferred Deposits” on the Bank’s call report  Uninsured balances also include certain large balance collateralized public funds and accounts under contractual agreements that only allow withdrawal under certain conditions Estimated Uninsured Deposits Public Funds Contractual Deposits Adjusted Uninsured Deposits Uninsured Deposits Waterfall – 1Q23 Dollars in millions 26% of Total Deposits 19% of Total Deposits

Liquidity and 2Q23 Deposit Update 8  Cash and unused borrowing capacity totaled $931.7 million at quarter end. – Cash balances up approximately $100.0 million since quarter end – Currently represents 109% of total uninsured deposits and 149% of adjusted uninsured deposits  Total deposit balances declined modestly from mid-March through quarter end but have rebounded and are up $135.2 million through April 20, 2023  Money market balances up $20.7 million since quarter end – combination of public funds, commercial and ICS 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds Cost of Funds by Deposit TypeTotal Deposits – Recent Activity Dollars in millions 5% 4% 3%9% 8% 7%1% 1% 1% 15% 13% 12% 26% 22% 22% 1% 2% 3% 43% 50% 52% 12/31/22 3/31/23 4/20/23 Noninterst-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial BaaS deposits Certificates and brokered deposits $3,441.2 $3,622.3 $3,757.5 1Q23 4Q22 Interest-bearing demand deposits 1.09% 0.76% Savings accounts 0.86% 0.86% Money market accounts 3.62% 2.89% BaaS – brokered deposits 3.80% 1.13% Certificates of deposits 3.12% 2.04% Brokered deposits 3.93% 3.22% Total interest-bearing deposits 3.24% 2.45%

Net Interest Income and Net Interest Margin  Net interest income on a GAAP and FTE basis were down 9.7% and 9.1%, respectively, from 4Q22  Solid loan growth and higher origination yields were offset by higher funding costs  Total loan portfolio yield impacted by loan beta lag effect on fixed rate portfolios and lower prepayment fees  Increase in funding costs reflects ongoing heightened competition and decline in system-wide deposits 9 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Yield on Loans and Cost of Interest-Bearing Deposits Net Interest Margin – GAAP and FTE1 4.52% 4.31% 4.33% 4.72% 4.96% 0.81% 0.85% 1.41% 2.45% 3.24% 1Q22 2Q22 3Q22 4Q22 1Q23 Yield on loans Cost of interest-bearing deposits $25.8 $25.7 $24.0 $21.7 $19.6 $27.1 $27.1 $25.3 $23.1 $21.0 1Q22 2Q22 3Q22 4Q22 1Q23 GAAP FTE 2.56% 2.60% 2.40% 2.09% 1.76% 2.69% 2.74% 2.53% 2.22% 1.89% 1Q22 2Q22 3Q22 4Q22 1Q23 GAAP FTE Net Interest Income – GAAP and FTE1 Dollars in millions

Net Interest Margin Drivers 10 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Net Interest Margin – FTE1 Linked-Quarter Change Monthly Rate Paid on Int. Bearing Deposits vs. Fed Funds  Linked-quarter FTE NIM decreased 33 bps, due primarily to higher deposit costs, partially offset by higher earning asset yields – Weighted average yield of 7.76% on funded portfolio originations during 1Q23, up 161 bps over 4Q22 – Other earning assets and securities yields increased 94 and 36 bps, respectively, from 4Q22  Deposit costs increased 79 bps from 4Q22 to 3.24% for 1Q23 – Strong consumer CD demand earlier in the quarter pulled forward deposit growth to lock in lower rates and build liquidity – Cost of money market accounts increased 73 bps during the quarter, reflecting impact of continued Fed rate hikes +21 bps +6 bps -65 bps 2.22% 1.89% +5 bps 0.79% 0.80% 0.96% 1.14% 1.41% 1.70% 2.10% 2.50% 2.75% 3.06% 3.26% 3.39% 0.33% 0.83% 1.58% 2.32% 2.33% 3.08% 3.08% 3.83% 4.33% 4.33% 4.58% 4.83% Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Int. Bearing Deposits Fed Funds Effective

Noninterest Income 11 Dollars in millions Noninterest Income Dollars in millions Noninterest Income  Noninterest income of $5.4 million, compared to $5.8 million in 4Q22  Gain on sale of loans of $4.1 million, compared to $2.9 million in 4Q22 – SBA loan sale volume increased 16.4% compared to 4Q22; net gain on sale premiums up over 150 bps  Mortgage banking revenue of $0.1 million, compared to $1.0 million in 4Q22 – Decrease reflects wind down of pipeline combined with continued market challenges $0.2 $0.7 $4.1 $0.1 $0.4 Service charges and fees Net loan servicing revenue Gain on sale of loans Mortgage banking activities Other $6.8 $4.3 $4.3 $5.8 $5.4 1Q22 2Q22 3Q22 4Q22 1Q23

Noninterest Expense  Noninterest expense of $21.0 million, compared with $18.5 million in 4Q22  Excluding mortgage operations and exit costs of $3.1 million, noninterest expense totaled $17.9 million. – Salaries and employee benefits expense included $2.2 million of mortgage costs – Loan expenses included $0.4 million of mortgage costs – Marketing and other each included $0.2 million of mortgage costs  Noninterest expense / average assets remained well below the industry average 12 1 1Q22 noninterest expense includes $0.9 million of nonrecurring consulting fees and $0.2 million of acquisition-related expenses; see Reconciliation of Non-GAAP Financial Measures in the Appendix 2 2Q22 noninterest expense includes a $0.5 million discretionary inflation bonus, $0.3 million of accelerated equity compensation and $0.1 million of acquisition-related expenses; see Reconciliation of Non-GAAP Financial Measures in the Appendix 3 3Q22 noninterest expense includes a $0.1 million write-down of software; see Reconciliation of Non-GAAP Financial Measures in the Appendix 4 1Q23 noninterest expense includes $3.1 million of mortgage operations and exit costs; see Reconciliation of Non-GAAP Financial Measures in the Appendix Dollars in millions Noninterest Expense Noninterest Expense / Average Assets 1.73%1.71% 1.55% 1.81% 1.76% 1.74% 1.72% 1.83% 1Q22 2Q22 3Q22 4Q22 1Q23 Core Non-core items 31 1.67%1.71% .56 2 $18.8 $18.0 $18.0 $18.5 $21.0 1Q22 2Q22 3Q22 4Q22 1Q23 Core Non-core items $17.9$17.7 $17.1 1 2 3 4 4 1.73% $17.9

Asset Quality

- Allowance for credit losses to total loans of 1.02% in 1Q23, up 11 bps from 4Q22
- Quarterly provision for credit losses increased to $7.2 million, compared to $2.1 million in 4Q22, due primarily to a partial charge-off of one C&I participation loan
- Net charge-offs to average loans increased to 0.57% due primarily to the partial charge-off of the C&I participation loan
- Nonperforming loans increased $3.9 million from 4Q22, due mainly to the C&I participation loan mentioned above
- Delinquencies 30 days or more past due of 0.13%, compared to 0.17% in 4Q22
- Implemented CECL during the first quarter of 2023; initial adjustment to the ACL was $3.0 million

NPLs / Total Loans



0.25%
0.15%
0.18%
0.22%
0.32%
1Q22
2Q22
3Q22
4Q22
1Q23

NPAs / Total Assets



0.17%
0.11%
0.14%
0.17%
0.24%
1Q22
2Q22
3Q22
4Q22
1Q23

Net Charge-Offs / Avg. Loans



0.05%[1]
0.04%[2]
0.02%
0.03%
0.57%
1Q22
2Q22
3Q22
4Q22
1Q23

1 1Q22 net charge-offs includes a 0.21% impact related to net charge-offs of tax refund advance loans; see Reconciliation of Non-GAAP Financial Measures in the Appendix
2 2Q22 net charge-offs includes a 0.05% impact related to net charge-offs of tax refund advance loans; see Reconciliation of Non-GAAP Financial Measures in the Appendix

FIRST INTERNET BANCORP
13

Capital  Tangible common equity to tangible assets decreased 47 bps to 7.47%1 from 4Q22  Tangible book value per share of $39.431  Repurchased 161,691 shares at an average price per share of $24.50 during 1Q23  Since 4Q21, 964,144 shares have been purchased at an average price per share of $32.92, or $31.7 million in the aggregate 14 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports Company Bank Total shareholders' equity to assets 7.56% 9.32% Tangible common equity to tangible assets1 7.47% 9.23% Tier 1 leverage ratio 8.14% 9.92% Common equity tier 1 capital ratio 10.35% 12.63% Tier 1 capital ratio 10.35% 12.63% Total risk-based capital ratio 14.17% 13.62% $23.04 $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $39.43 2016 2017 2018 2019 2020 2021 2022 1Q23 Tangible Book Value Per Share1 Regulatory Capital Ratios – March 31, 20232

Pro Forma Capital Impact of Unrealized Securities Losses  Limited deployment of excess liquidity into the securities portfolio due to the low-rate environment in 2020 and 2021  Over 65% of securities are classified as available-for-sale and reported on the balance sheet at market value  Capital ratios at both the holding company and bank, adjusted for all unrealized securities losses, remain well above regulatory minimum requirements  Total after-tax unrealized securities losses represent 13.3% of tangible equity, down from 14.7% at 4Q22 15 11.34% 9.06% 7.00% 12.63% 10.35% Minimum Capital Required First Internet Bank First Internet Bancorp 12.33% 12.89% 10.50% 13.62% 14.17% Minimum Capital Required First Internet Bank First Internet Bancorp Basel III Reported Adjusted1 Adjusted for unrealized losses, after tax Common Equity Tier 1 Capital Ratios Total Capital Ratios Tangible Common Equity / Tangible Assets As of 3/31/23 As of 3/31/23 As of 3/31/23 8.92% 7.16% 9.23% 7.47% First Internet Bank First Internet Bancorp

Small Business Lending  $136.4 million in balances as of March 31, 2023  Nationwide platform providing growth capital to entrepreneurs and small business owners  Top 30 Small Business Administration 7(a) lender for the SBA’s 2022 fiscal year; currently top 10 lender for SBA’s 2023 fiscal year  Continue to build the SBA sales, credit and operations teams in place to support expanded loan production 1316 1 Excludes PPP loans Managed SBA 7(a) Loans1 Portfolio Mix by State Portfolio Mix by Major Industry 16% 13% 10% 10%9% 9% 33% MI TX IL IN FL CA Other 23% 19% 16% 10% 9% 23% Retail Trade Services Accommodation and Food Services Manufacturing Construction Other $96.1 $102.5 $113.0 $123.8 $136.4 $254.5 $262.7 $285.7 $318.1 $359.0 $10.1 $9.9 $11.2 $11.1 $14.9 $360.7 $375.2 $409.9 $453.0 $510.3 1Q22 2Q22 3Q22 4Q22 1Q23 Retained Balance Servicing Portfolio Held For Sale

Franchise Finance  $382.2 million in balances as of March 31, 2023  Focused on providing growth financing to franchisees in a variety of industry segments  Strong historical credit performance to date  Average loan size of $0.9 million 17 Portfolio Mix by Borrower Use Portfolio Mix by State Portfolio Mix by Brand 131 18% 18% 16%15% 11% 5% 17% Limited-Service Restaurants Indoor Recreation Beauty Salons Full-Service Restaurants Fitness and Recreational Sports Centers Other Personal Care Services Other 16% 13% 7% 5%5% 4% 4% 46% TX CA MI NC FL KY GA Other 12% 11% 9% 6% 4% 4% 54% Urban Air Adventure Park Scooter'S Coffee My Salon Suite Goldfish Swim School F45 Training Palm Beach Tan Other

Construction and Investor Commercial Real Estate  $300.3 million in combined balances as of March 31, 2023  Average current loan balance of $5.3 million for investor CRE  Average commitment sizes for construction – Commercial construction/development: $10.6 million – Residential construction/development: $1.2 million 18 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry  Unfunded commitments as of March 31st, 2023, up from 4Q22 – Commercial construction/development: $307.5 million – Residential construction/development: $76.6 million  Minimal office exposure; 4.4% of combined balances consisting of suburban and medical 43% 36% 21% Investor Commercial Real Estate Commercial Construction/ Development Residential Construction/ Development 82% 12% 4% 2% IN AZ OH KY 26% 18% 17% 15% 7% 5% 4% 3% 3% 2% Multifamily/Mixed Use Industrial Warehouse Hospitality Residential Land Development Senior Living Commercial Land Residential Construction Suburban & Medical Office Other Retail

Single Tenant Lease Financing  $952.5 million in balances as of March 31, 2023  Long-term financing of single tenant properties occupied by historically strong national and regional tenants  Weighted-average portfolio LTV of 47%  Average loan size of $1.3 million 19 Portfolio Mix by Major Vertical Portfolio Mix by Major Tenant Portfolio Mix by Geography  Strong historical credit performance  No delinquencies in this portfolio  Minimal office exposure; 1.3% of loan balances consisting of medical 28% 22%18% 12% 6% 5% 5% 4% Quick Service Restaurants Auto Parts/ Repair/Car Wash Full Service Restaurants Convenience/Fuel Pharmacies Dollar Stores Specialty Retailers Other 6% 6% 5% 5% 4% 4% 3% 3% 3% 2% 59% Burger King Tidal Wave Wendy's Caliber Collision Red Lobster Dollar General ICWG Bob Evans Walgreens CVS Other 10% 23% 23% 39% 5%

4% 4% 6% 4% 22% 6% 6% 2%1% 1% 3% 41% AAA/Aaa AA+/Aa1 AA/Aa2 AA-/Aa3 A+/A1 A/A2 A-/A3 BBB+/Baa1 BBB/Baa2 BB+/Ba1 BB/Ba2 Non-Rated 33% 13% 13% 9% 6% 6% 5% 3% 2% 2% 8% General Obligation Essential use equipment loans Lease rental revenue Utilities Revenue Short term cash flow fin (BAN) - G.O. Public higher ed facilities - Revenue Tax Incremental Financing (TIF) districts Sales tax, food and bev tax, hotel tax Income Tax supported loans Municipally owned health care facilities Other 57% 6% 4% 4% 3% 3% 3% 2% 18% IN OK IA OH MO MI GA MS Other Public Finance  $604.9 million in balances as of March 31, 2023  Provides a range of credit solutions for government and not-for-profit entities  Borrowers’ needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing 20  No delinquencies or losses since inception Portfolio Mix by Repayment Source Borrower Mix by Credit Rating Portfolio Mix by State

Healthcare Finance  $256.7 million in balances as of March 31, 2023  Loan portfolio focused primarily on dental practices with some exposure to veterinary practices and other specialties  Average loan size of $501,000  No delinquencies in this portfolio 21 Portfolio Mix by Borrower Use Portfolio Mix by Borrower Portfolio Mix by State 21 77% 17% 5% 1% Practice Refi or Acqu Owner Occupied CRE Project Equipment and Other 87% 10% 3% Dentists Veterinarians Other 30% 12% 6% 4% 4% 3% 3% 38% CA TX FL NY AZ WA IL Other

22% 19% 16% 15% 13% 7% 8% Construction Services Manufacturing Real Estate and Rental and Leasing Investment Advice Arts, Entertainment, and Recreation Other 40% 29% 6% 4% 4% 17% IN AZ KS IL NY Other 49% 34% 17% C&I - Term Loans Owner Occupied CRE C&I - Lines of Credit C&I and Owner-Occupied Commercial Real Estate  $175.1 million in combined balances as of March 31, 2023  Current C&I LOC utilization of 49.0%  Average loan sizes  C&I: $967,000  Owner-occupied CRE: $843,000 22 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry 22  Minimal office exposure; only 2.0% of combined loan balances

Residential Mortgage  $418.2 million in balances as of March 31, 2023 (includes home equity balances)  Direct-to-consumer originations centrally located at corporate headquarters  Focused on high quality borrowers – Average loan size of $199,000 – Average credit score at origination of 743 – Average LTV at origination of 79%  Strong historical credit performance 23 Concentration by State Concentration by Loan TypeNational Portfolio with Midwest Concentration 16% 3% 71% 5% 5% 23 68% 13% 2% 2% 2% 13% Indiana California Florida Texas New York Other 87% 7% 5% 1% Single Family Residential SFR Construction to Permanent Home Equity – LOC Home Equity – Closed End

23% 21% 18% 28% 10% Specialty Consumer  $338.1 million in balances as of March 31, 2023  Direct-to-consumer and nationwide dealer network originations  Focused on high quality borrowers – Average credit score at origination of 777 – Average loan size of $24,000  Strong historical credit performance Concentration by State Concentration by Loan TypeGeographically Diverse Portfolio 241 14% 11% 6% 4% 4% 61% Texas California Florida North Carolina Arizona Other 51% 38% 11% Trailers Recreational Vehicles Other Consumer

25 Appendix

Loan Portfolio Composition

Dollars in thousands	2020	2021	1Q22	2Q22	3Q22	4Q22	1Q23
Commercial loans							
Commercial and industrial	$ 75,387	$ 96,008	$ 99,808	$ 110,540	$ 104,780	$ 126,108	$ 115,410
Owner-occupied commercial real estate	89,785	66,732	56,752	61,277	58,615	61,836	59,643
Investor commercial real estate	13,902	28,019	34,627	52,648	91,021	93,121	142,174
Construction	110,385	136,619	149,662	143,475	139,509	181,966	158,147
Single tenant lease financing	950,172	865,854	852,519	867,181	895,302	939,240	952,533
Public finance	622,257	592,665	587,817	613,759	614,139	621,032	604,898
Healthcare finance	528,154	387,852	354,574	317,180	293,686	272,461	256,670
Small business lending	125,589	108,666	97,040	102,724	113,001	123,750	136,382
Franchise finance	-	81,448	107,246	168,942	225,012	299,835	382,161
Total commercial loans	2,515,631	2,363,863	2,340,045	2,437,726	2,535,065	2,719,349	2,808,018
Consumer loans							
Residential mortgage	186,787	186,770	191,153	281,124	337,565	383,948	392,062
Home equity	19,857	17,665	18,100	19,928	22,114	24,712	26,160
Trailers	144,493	146,267	148,870	154,555	162,161	167,326	172,640
Recreational vehicles	94,405	90,654	93,458	105,876	115,694	121,808	128,307
Other consumer loans	36,794	28,557	28,002	32,524	34,657	35,464	37,186
Tax refund advance loans	-	-	9,177	-	-	-	-
Total consumer loans	482,336	469,913	488,760	594,007	672,191	733,258	756,355
Net def. loan fees, prem., disc. and other [1]	61,264	53,886	51,975	50,394	48,650	46,794	45,081
Total loans	**$ 3,059,231**	**$ 2,887,662**	**$ 2,880,780**	**$ 3,082,127**	**$ 3,255,906**	**$ 3,499,401**	**$ 3,609,454**

1 Includes carrying value adjustments of $31.5 million, $32.5 million, $33.9 million, $35.4 million, $36.4 million, $37.5 million and $42.7 million related to terminated interest rate swaps associated with public finance loans as of March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and December 31, 2020, respectively.

FIRST INTERNET BANCORP

26

Reconciliation of Non-GAAP Financial Measures 27 Dollars in thousands 2016 2017 2018 2019 2020 2021 2022 1Q23 Total equity - GAAP $153,942 $224,127 $288,735 $304,913 $330,944 $380,338 $364,974 $357,284 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $149,255 $219,440 $284,048 $300,226 $326,257 $375,651 $360,287 $352,597 Common shares outstanding 6,478,050 8,411,077 10,170,778 9,741,800 9,800,569 9,754,455 9,065,883 8,943,477 Book value per common share $23.76 $26.65 $28.39 $31.30 $33.77 $38.99 $40.26 $39.95 Effect of goodwill (0.72) (0.56) (0.46) (0.48) (0.48) (0.48) (0.52) (0.52) Tangible book value per common share $23.04 $26.09 $27.93 $30.82 $33.29 $38.51 $39.74 $39.43

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	1Q22	2Q22	3Q22	4Q22	1Q23
Total equity - GAAP	$374,655	$365,332	$360,857	$364,974	$357,284
Adjustments:					
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$369,968	$360,645	$356,170	$360,287	$352,597
Total assets - GAAP	$4,225,397	$4,099,806	$4,264,424	$4,543,104	$4,723,031
Adjustments:					
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$4,220,710	$4,095,119	$4,259,737	$4,538,417	$4,718,344
Common shares outstanding	9,683,727	9,404,000	9,290,885	9,065,883	8,943,477
Book value per common share	$38.69	$38.85	$38.84	$40.26	$39.95
Effect of goodwill	(0.48)	(0.50)	(0.50)	(0.52)	(0.52)
Tangible book value per common share	$38.21	$38.35	$38.34	$39.74	$39.43
Total shareholders' equity to assets	8.87%	8.91%	8.46%	8.03%	7.56%
Effect of goodwill	(0.10%)	(0.10%)	(0.10%)	(0.09%)	(0.09%)
Tangible common equity to tangible assets	8.77%	8.81%	8.36%	7.94%	7.47%
Total interest income	$36,034	$36,106	$39,099	$45,669	$52,033
Adjustments:					
Fully-taxable equivalent adjustments [1]	1,314	1,377	1,280	1,384	1,383
Total interest income - FTE	$37,348	$37,483	$40,379	$47,053	$53,416
Net interest income	$25,750	$25,680	$23,994	$21,669	$19,574
Adjustments:					
Fully-taxable equivalent adjustments [1]	1,314	1,377	1,280	1,384	1,383
Net interest income - FTE	$27,064	$27,057	$25,274	$23,053	$20,957
Net interest margin	2.56%	2.60%	2.40%	2.09%	1.76%
Adjustments:					
Effect of fully-taxable equivalent adjustments [1]	0.13%	0.14%	0.13%	0.13%	0.13%
Net interest margin - FTE	2.69%	2.74%	2.53%	2.22%	1.89%

1 Assuming a 21% tax rate

FIRST INTERNET BANCORP

28

Reconciliation of Non-GAAP Financial Measures 29 Dollars in thousands 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest income $7,694 $6,820 $4,314 $5,807 $5,446 Adjustments: Mortgage-related revenue - - - - (65) Adjusted noninterest income $7,694 $6,820 $4,314 $5,807 $5,381 Noninterest expense $18,780 $17,985 $17,995 $18,513 $20,954 Adjustments: Acquisition-related expenses (170) (103) - - - Write-down of software - - (125) - - Nonrecurring consulting fee (875) - - - - Discretionary inflation bonus - (531) - - - Accelerated equity compensation - (289) - - - Mortgage-related costs - - - - (3,052) Adjusted noninterest expense $17,735 $17,062 $17,870 $18,513 $17,902 Noninterest expense to average assets 1.81% 1.76% 1.74% 1.72% 1.83% Effect of acquisition-related expenses (0.02%) (0.01%) 0.00% 0.00% 0.00% Effect of write-down of software 0.00% 0.00% (0.01%) 0.00% 0.00% Effect of nonrecurring consulting fee (0.08%) 0.00% 0.00% 0.00% 0.00% Effect of discretionary inflation bonus 0.00% (0.05%) 0.00% 0.00% 0.00% Effect of accelerated equity compensation 0.00% (0.03%) 0.00% 0.00% 0.00% Effect of mortgage-related costs 0.00% 0.00% 0.00% 0.00% (0.27%) Adjusted noninterest expense to average assets 1.71% 1.67% 1.73% 1.72% 1.56%

Reconciliation of Non-GAAP Financial Measures 30 Dollars in thousands 1Q22 2Q22 3Q22 4Q22 1Q23 Income (loss) before income taxes - GAAP 12,999$ 10,824$ 9,423$ 6,854$ (3,138)$ Adjustments: Mortgage-related revenue - - - - (65) Mortgage-related costs - - - - 3,052 Acquisition-related expenses 170 103 - - - Effect of write-down of software - - 125 - - Nonrecurring consulting fee 875 - - - - Discretionary inflation bonus - 531 - - - Accelerated equity compensation - 289 - - - Partial charge-off of C&I participation loan - - - - 4,703 Adjusted income before income taxes $14,044 $11,747 $9,548 $6,854 $4,552 Income tax provision (benefit) - GAAP 1,790$ 1,279$ 987$ 503$ (1,833)$ Adjustments:1 Mortgage-related revenue - - - - (14) Mortgage-related costs - - - - 641 Acquisition-related expenses 36 21 - - - Write-down of software - - 26 - - Nonrecurring consulting fee 184 - - - - Discretionary inflation bonus - 112 - - - Accelerated equity compensation - 61 - - - Partial charge-off of C&I participation loan - - - - 988 Adjusted income tax provision 2,010$ 1,473$ 1,013$ 503$ (218)$

Reconciliation of Non-GAAP Financial Measures 31 Dollars in thousands 1Q22 2Q22 3Q22 4Q22 1Q23 Net income (loss) - GAAP $11,209 $9,545 $8,436 $6,351 (1,305)$ Adjustments: Mortgage-related revenue - - - - (51) Mortgage-related costs - - - - 2,411 Acquisition-related expenses 134 82 - - - Write-down of software - - (26) - - Nonrecurring consulting fee 691 - - - - Discretionary inflation bonus - 419 - - - Accelerated equity compensation - 228 - - - Partial charge-off of C&I participation loan - - - - 3,715 Adjusted net income $12,034 $10,274 $8,410 $6,351 $4,770 Diluted average common shares outstanding 9,870,394 9,658,689 9,525,855 9,343,533 9,051,890 Diluted earnings (loss) per share - GAAP 1.14$ 0.99$ 0.89$ 0.68$ (0.14)$ Adjustments: Effect of mortgage-related revenue - - - - (0.01) Effect of mortgage-related costs - - - - 0.27 Effect of acquisition-related expenses 0.01 0.01 - - - Effect of write-down of software - - 0.01 - - Effect of nonrecurring consulting fee - - - - - Effect of discretionary inflation bonus - - - - - Effect of accelerated equity compensation - - - - - Effect of partial charge-off of C&I participation loan - - - - 0.41 Adjusted diluted earnings per share $1.15 $1.00 $0.90 $0.68 $0.53